UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

October 30, 2026
Date of Report (date of earliest event reported)
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Creatd, Inc.
(Exact name of registrant as specified in its charter)
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Nevada (State or other jurisdiction of incorporation or organization)	001-39500 (Commission File Number)	87-0645394 (I.R.S. Employer Identification Number)
1111B S Governors Ave # 20721 Dover, DE 19904
(Address of principal executive offices and zip code)
(646) 859-5747
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
NA	NA	NA
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
[Emerging growth company    ☐]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.02 - Termination of a Material Definitive Agreement
As previously disclosed in the Current Report on Form 8-K filed by Creatd, Inc. (the “Company”) with the Securities and Exchange Commission on October 1, 2026, on September 30, 2026, the Company entered into a binding letter of intent (the “LOI”) with C2 Capital Group, Inc. (“C2 Live”), pursuant to which the Company would acquire all of the issued and outstanding equity securities of C2 Live not already owned by the Company in exchange for shares of the Company’s common stock and a new series of non-voting convertible preferred stock. The LOI provided for the parties to execute a definitive agreement and close the transaction on or before October 31, 2026.

On October 27, 2026, the Company and C2 Live mutually agreed to terminate the LOI. The transaction will not be consummated. The Company did not incur any early termination penalties in connection with the termination of the LOI.

The Company holds 968,361 shares of C2 Live common stock, which it acquired pursuant to a share exchange agreement dated September 23, 2026.
Item 7.01 - Regulation FD Disclosure
On October 30, 2026, the Company issued a press release announcing the termination of the LOI. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 9.01 - Financial Statements and Exhibits
(d) The following exhibits are being filed herewith:

Exhibit No.	Description
99.1	Press release, dated October 30, 2026, by Creatd, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 14th day of August, 2026.

Creatd, Inc.

By:	/s/ Jeremy Frommer
Name:	Jeremy Frommer
Title:	CEO